UNITED STATES
SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

_________________________________

FORM 8-K

CURRENT REPORT
PURSUANT TO SECTION 13 OR 15(d) OF THE
SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of earliest event reported):
July 17, 2003

UNIFI, INC.
(Exact name of registrant as specified in its charter)

New York
(State or other jurisdiction of incorporation)

1-10542
(Commission File Number)

11-2165495
(IRS Employer Identification No.)

7201 West Friendly Avenue
Greensboro, North Carolina
(Address of principal executive offices)

27410
(Zip Code)

(336) 294-4410
(Registrant's telephone number, including area code)

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ITEM 5. OTHER EVENTS.

         On July 17, 2003, Unifi, Inc. issued a news release concerning its execution of a non-binding letter of intent with Kaiping Polyester Enterprises Group Co., a copy of which is attached hereto as Exhibit 99.1.

ITEM 7. EXHIBITS.

99.1        News Release disseminated on July 17, 2003 by Unifi, Inc.

SIGNATURES

          Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                                                                  UNIFI, INC.

                                                                                  By: /s/ CHARLES F. MCCOY
                                                                                             Charles F. McCoy
                                                                                             Vice President, Secretary and General
                                                                                                 Counsel

  Dated: July 22, 2003